Exhibit 99.1

1 OFS Capital Corporation (NASDAQ: OFS) April 2015 1

2 Important Notice This presentation contains "forward looking statements" that are subject to risks and uncertainties. Actual outcomes and results could differ materially from those suggested by this presentation due to the impact of many factors beyond the control of OFS Capital Corporation ("OFS Capital"), including those listed in the "Risk Factors" section of our filings with the Securities and Exchange Commission ("SEC"). Any such forward - looking statements are made pursuant to the safe harbor provisions available under applicable securities laws and OFS Capital assumes no obligation to update or revise any such forward - looking statements . Certain information included in this presentation (including certain information relating to portfolio companies) was derived from third party sources and has not been independently verified and, accordingly, OFS Capital makes no representation or warranty in respect of this information. The following slides contain summaries of certain financial and statistical information about OFS Capital. The information contained in this presentation is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this presentation. In addition, information related to past performance, while helpful as an evaluative tool, is not necessarily indicative of future results, the achievement of which cannot be assured. You should not view the past performance of OFS Capital, or information about the market, as indicative of OFS Capital's future results. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities of OFS Capital. 2

3 OFS Capital Corporation OFS Capital Management (1) • External manager of OFS Capital Corporation (“OFS Capital”) • Full - service provider of capital and leveraged finance solutions since 1994 • $1.8 billion Assets Under Management (1)(2) • Broad range of industry - specific investment professionals with loan market expertise • Owner of 2.9 million shares of OFS Capital (31% of outstanding shares) (1) OFS Capital (NASDAQ: OFS ) • Business development company focused on direct lending to middle market companies • Attractive financing through small business investment company (“SBIC”) license • Filed application for second SBIC license in 1Q’15 OFS Snapshot • Raised approximately $100 million in 4Q’12 IPO • Book value of $138 million ($14.24 per share) (2) • $312 million diversified investment portfolio (2)(3) $118 million in club loans (4) $194 million in direct lending (focused on the lower middle market) (5) • Weighted average yield of 9.56% on debt investments (2) 6.6% for club loans 11.6% for direct lending (focused on the lower middle market) • $0.34 quarterly distribution ($1.36 per annum) • 9.7 million shares outstanding (2) 3 1) Includes OFS Capital Management, LLC, its parent company, Orchard First Source Asset Management, LLC (“OFSAM”), as well as other wholly - owned subsidiaries of OFSAM. 2) At 2014 year - end. 3) Fair value. 4) Financed through the OFS Capital WM, LLC subsidiary. 5) Financed through the SBIC subsidiary. OBJECTIVE : To deliver consistently growing net investment income . STRATEGY : To originate quality investments with attractive yields in lower middle market companies with strong management, in niche industries, with defensible barriers, and attractive free cash flow characteristics .

4 Investment Thesis □ Current Focus on Lower Middle Market Given Risk - Adjusted Returns » Focus on lower middle market, non - sponsored companies yields optimal risk - adjusted pricing, leverage and structure » Direct lending portfolio weighted average yield of 11.6% provides meaningful pricing premium vs. broader middle market » Potential for upside from equity participation » 63% of direct lending portfolio is senior (1) ; n on - accruals represent less than 1% of portfolio (1) » Target non - cyclical industries (<1% oil and gas exposure) » 73% of assets floating (2) ; every 50 bp increase in LIBOR above 1% floor adds ~$ 0.06 in annual NII/share (2) □ SBIC License Provides Highly Attractive Financing » Access to $150 million in SBA (3) debentures — 10 - year , low cost, fixed - rate notes (weighted average of 3.5%) (1) » Permits leverage of 2x1 versus 1x1 for non - SBIC BDCs » Application for 2 nd SBIC license pending; approval would provide access to additional $75 million in SBA debentures (4) □ Access To Infrastructure And Resources of $1.8 Billion Credit Platform » Highly experienced, industry - specific team of investment professionals » Proven ability to source, underwrite and monitor loans in the middle market » Growing recognition of OFS brand as a provider of flexible capital solutions » Aligned interests with shareholders — OFS Capital Management owns 31% of outstanding shares (1) □ Balance Sheet Capacity To Fuel Growth » $44 million in lending capacity remaining in SBIC at 2014 year - end » Application for 2 nd SBIC license pending (4) » $50 million in equity capital invested in club loans (1) that can be recycled into higher yielding direct loans » Ability to tap bank loan or public bond market 4 1) At 2014 year - end. 2) Assumes a constant balance sheet and does not adjust for potential changes in the credit market, credit quality, size and composition of the assets in our portfolio. 3) U.S. Small Business Administration. 4) Subject to SBA approval and no assurance is given to whether or when we will receive a second license .

5 Investment Portfolio Snapshot 2014 Year - End Club Loans Direct Lending Portfolio Portfolio Mix 38% of total investments 62% of total investments Portfolio Companies 36 companies 26 companies Fair Value $118 million $194 million Assets Senior secured, $123 million Senior secured, $123 million Subordinated, $53 million Preferred, common and warrants $18 million Weighted Average Yield 6.6% 11.6% Financing Sources and Cost Senior credit facility (L+250 bp) SBA guaranteed debentures Avg. weighted fixed rate of 3.5% (1) No maturities through 2023 Typical Borrower Profile Revenues of $50 - $300 million EBITDA of $15 - 50 million Revenues of $15 - $100 million EBITDA of $3 - 15 million 5 (1) At 2014 year - end. Excludes $66 million in debentures that pool in March 2015.

6 Executing on Strategic Initiatives Since November 2012 IPO 6 □ Raised $100 million in 4Q’12 IPO □ Completed acquisition of remaining interest in SBIC Fund (12/2013) □ Bilal Rashid named Chairman and CEO, Jeff Cerny named CFO (7/10/2014) □ I ncreased investment staff and technology infrastructure □ I ncreased investment assets 34% to $312 million (1)(2) □ SBIC - financed assets increased to $194 million □ A verage weighted yields up nearly 200 basis points (1) □ Filed application for 2nd SBIC license in January (3) 2015 □ Consistently paid $0.34 quarterly Distribution (1) From 2012 year - end. (2) Investment assets at fair value. (3) Subject to SBA approval and no assurance is given to whether or when we will receive a second license. (4) Non - GAAP measure. Reconciliation on page 18 . (5) Adjusted net investment income per share divided by distribution per share. $0.18 $0.15 $0.15 $0.14 $0.15 $0.22 $0.30 $0.33 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 1Q'13 2Q'13 3Q'13 4Q'13 1Q'14 2Q'14 3Q'14 4Q'14 Adjusted NII/Share (4) 53% 45% 44% 42% 43% 64% 88% 97% 0% 20% 40% 60% 80% 100% 120% 1Q'13 2Q'13 3Q'13 4Q'13 1Q'14 2Q'14 3Q'14 4Q'14 Distribution Coverage (5)

7 Executing on Strategic Initiatives Since November 2012 IPO 7 Growing Origination Capacity Robust Infrastructure Increasing Brand Recognition Growing Portfolio More Repeat Business, Add - ons Bringing Partners in to Diversify Partners Reciprocating $0 $50 $100 $150 $200 $250 $300 $350 1Q'13 2Q'13 3Q'13 4Q'13 1Q'14 2Q'14 3Q'14 4Q'14 Improving Portfolio Mix (Fair Value) Total Portfolio C lub loans Direct lending portfolio 7.4% 7.2% 7.2% 8.5% 8.4% 8.1% 9.1% 9.6% 5.0% 5.5% 6.0% 6.5% 7.0% 7.5% 8.0% 8.5% 9.0% 9.5% 10.0% 1Q'13 2Q'13 3Q'13 4Q'13 1Q'14 2Q'14 3Q'14 4Q'14 Weighted Average Yields $8 $14 $8 $15 $4 $20 $67 $73 $0 $10 $20 $30 $40 $50 $60 $70 $80 1Q'13 2Q'13 3Q'13 4Q'13 1Q'14 2Q'14 3Q'14 4Q'14 Originations (in millions) Final SBIC approval received in 4Q:13

8 Balance Sheet Capacity To Fuel Further Growth 1) 1 st SBIC » $44 million of remaining lending capacity (1) 2) 2 nd SBIC application pending (2) » $ 75 million of incremental SBA debentures 3) Room to optimize the portfolio » $50 million in equity capital invested in club loans » W eighted avg. yield of 6.6% vs. 11.6% for direct lending portfolio 4) Potential access to credit market » B ank loan or » P ublic bond markets (i.e. baby bond) 5) Effective universal shelf registration 8 Commitment to Raise Capital in Accretive, Shareholder — Friendly Way 1) At 2014 year - end. 2) Subject to SBA approval and no assurance is given to whether or when we will receive a second license $25 $31 $31 $55 $59 $75 $132 $194 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0 $50 $100 $150 $200 $250 1Q'13 2Q'13 3Q'13 4Q'13 1Q'14 2Q'14 3Q'14 4Q'14 Direct Lending Portfolio (Fair Value) (in millions) Adjusted NII per share

9 Diversified Loan Book Industry Diversification (1) Geographic Diversification (1) 9 Aerospace & Defense , 6% Banking, Finance, Insurance & Real Estate , 9% Capital Equipment , 12% Chemicals, Plastics & Rubber , 6% Construction & Building , 4% Consumer goods: Non - durable , <1% Containers, Packaging & Glass 1% Energy: Oil & Gas , 1% Environmental Industries , 2% Healthcare & Pharmaceuticals , 15% High Tech Industries , 2% Media: Advertising, Printing & Publishing , 6% Media: Broadcasting & Subscription , 1% Media: Diversified & Production , 1% Metals & Mining , 4% Retail , 1% Services: Business , 23% Services: Consumer , 3% Telecommunications , 2% West , 21% Midwest , 12% South , 32% Northeast , 35% » 62 companies at 2014 year - end » Avoid cyclical and commodity risk businesses (< 1% oil and gas exposure) » Over - weight defensive and growth oriented industries (23% business services, 15 % healthcare and pharmaceuticals) 1) As a percentage of cost.

10 Positioned To Benefit From Rising Rates 10 Earnings Sensitivity of Loan Book (1)(2) (Annual change ) 3 - Month Libor NII/Share Benefit 0.25% N/A 1% (Floor) ($0.02) 2% $0.08 3% $0.21 4% $0.33 5% $0.46 1) 2014 year - end. 2) Assumes 20% incentive fee and a constant balance sheet; does not adjust for potential changes in the credit market, credit quality, size and composition of the assets in our portfolio. . Fixed , 27% Floating , 73% Fair Value of Loans Fixed , 64% Floating , 36% Consolidated Debt » 73% of Assets Floating » 64% of Debt Fixed Every 50 basis point increase in LIBOR a bove 1% Floor adds ~$0.06 in NII/share % of Floating Rates Assets and Liabilities (1)

11 SBIC License Provides Highly Attractive Financing » Attractively financed through existing SBIC license » License provides access to 10 - year fixed, low cost, covenant - light financing • Loans are pooled and fixed on a semi - annual basis » Allows 2x1 leverage versus 1x1 statutory limit for non - SBIC BDCs » P ermits $225 million in lending capacity ($75 million equity, $150 million in SBA debentures) • Remaining lending capacity of $44 million at 2014 year - end » Filed 2 nd SBIC application in 1Q’15 (1) • License would provide access to additional $75 million in SBA debentures (subject to SBA approvals ) » Congressional debate to increase SBIC borrowing capacity up to $350 million (from $225 million) per manager (subject to SBA approvals) 11 1) Subject to SBA approval and no assurance is given to whether or when we will receive a second license.

12 SBIC Debentures, 2014 Year - End Maturity Principal Rate 2022 and beyond $127 million Avg. 3.5% Remaining SBIC Borrowing Capacity $23 million Average Weighted Yield to Fair Value on Assets in SBIC 11.6% (1) 2 nd SBIC license would provide access to additional $75 million in highly attractive debenture financing (3) Ten Year Maturities Low Fixed Rate — Weighted A verage of 3.5% (2) Ability To Recycle Capital 12 (1) At 2014 year - end. (2) At 2014 year - end. Excludes $66 million in debentures that pooled in March 2015. (3) Subject to SBA approval and no assurance is given to whether or when we will receive a second license.

13 Access To Infrastructure And Resources of $ 1.8 Billion Credit Platform Richard Ressler Chairman of Investment Committee • Co - Founder and Chairman of the Executive Committee of OFS Management • Founder of Orchard Capital Corporation, an investment and consulting firm • Co - Founder and Principal of CIM Group, L.P., a real estate and infrastructure fund manager • Chairmen of j2 Global, Inc. (NASDAQ: JCOM) and CIM Commercial Trust Corporation (NASDAQ: CMCT) Experienced management team that has underwritten through multiple business cycles Experienced Leadership of OFS Capital Management 13 Bilal Rashid Chairman & CEO Jeff Cerny Chief Financial Officer Mark Hauser Senior Managing Director Peter Fidler Managing Director Peter Rothschild Managing Director • Senior Managing Director of OFS Management and a member of the investment and executive committees • Previously served as Deputy Division Head of Sanwa Business Credit’s Asset Management Division • Managing Director and member of the OFS Management investment committee. • Also held positions with Sandell Asset Management, Levine Leichtman Capital Partners, imc2, Graham Partner and Salomon Brothers • CEO of OFS Management and a member of the OFS Management investment and executive committees • Previously served as Managing Director in the global markets and investment banking division of Merrill Lynch • Also held positions with Natixis, CIBC, Lehman Brothers and the International Finance Corporation • Senior Managing Director and member of the OFS Management investment and executive committees • More than thirty years experience in private equity, asset management and investment banking. Also held positions with Sandell Asset Management, FdG Associates and Ocean Capital Corporation. • Managing Director and member of the OFS Management investment committee. • Also held positions with Allied Capital and LaSalle Bank (now Bank of America)

14 Access To Infrastructure And Resources of $ 1.8 Billion Credit Platform » Growing Origination Capacity » Recognition of the OFS brand in the marketplace as a provider of flexible capital solutions » Bolstered investment team since IPO » National footprint - headquartered in Chicago; investment offices in New York and Los Angeles » Long standing relationships with financial sponsors, intermediaries and business owners » Established platform; Since 1994, OFS Capital Management has invested over $11 billion in more than 3,000 transactions » Rising repeat business leading to increased origination capacity » Proven Ability to Effectively Handle Due Diligence » Access to highly experienced, industry - specific team of investment professionals » Access to industry experts » Experienced management team that has underwritten through multiple cycles » Aligned interests with shareholders — OFS Capital Management owns 31% of outstanding shares (1) » Focus on Cash Yielding Assets » 96% of coupon in cash, 4% PIK (annualized based on portfolio at 2014 year - end) 14 1 ) At 2014 year - end. THE OFS ADVANTAGE

15 Summary □ Current Focus on Lower Middle Market Given Risk - Adjusted Returns » Focus on lower middle market, non - sponsored companies yields optimal risk - adjusted pricing, leverage and structure » Direct lending portfolio weighted average yield of 11.6% provides meaningful pricing premium vs. broader middle market » Potential for upside from equity participation » 63% of direct lending portfolio is senior (1) ; n on - accruals represent less than 1% of portfolio (1) » Target non - cyclical industries (<1% oil and gas exposure) » 73% of assets floating (2) ; every 50 bp increase in LIBOR above 1% floor adds ~$ 0.06 in annual NII/share (2) □ SBIC License Provides Highly Attractive Financing » Access to $150 million in SBA (3) debentures — 10 - year , low cost, fixed - rate notes (weighted average of 3.5%) (1) » Permits leverage of 2x1 versus 1x1 for non - SBIC BDCs » Application for 2 nd SBIC license pending; approval would provide access to additional $75 million in SBA debentures (4) □ Access To Infrastructure And Resources of $1.8 Billion Credit Platform » Highly experienced, industry - specific team of investment professionals » Proven ability to source, underwrite and monitor loans in the middle market » Growing recognition of OFS brand as a provider of flexible capital solutions » Aligned interests with shareholders — OFS Capital Management owns 31% of outstanding shares (1) □ Balance Sheet Capacity To Fuel Growth » $44 million in lending capacity remaining in SBIC at 2014 year - end » Application for 2 nd SBIC license pending (4) » $50 million in equity capital invested in club loans (1) that can be recycled into higher yielding direct loans » Ability to tap bank loan or public bond market 15 1) At 2014 year - end. 2) Assumes a constant balance sheet and does not adjust for potential changes in the credit market, credit quality, size and composition of the assets in our portfolio. 3) U.S. Small Business Administration. 4) Subject to SBA approval and no assurance is given to whether or when we will receive a second license .

16 Appendix 16

17 Consolidated Statements of Operations 17 ($ in thousands, except per share data) 12/31/14 9/30/14 6/30/14 3/31/14 (unaudited) (unaudited) (unaudited) (unaudited) Investment income Interest income 6,248$ 5,593$ 4,580$ 4,915$ Dividends and fees 705 604 78 97 Total investment income 6,953 6,197 4,658 5,012 Expenses Interest and financing expense 2,120 1,168 1,149 1,141 Management fees 575 543 534 1,264 Incentive fees 530 723 - - Other expenses 985 870 876 1,207 Total expenses 4,210 3,304 2,559 3,612 Net investment income 2,743 2,893 2,099 1,400 Net realized gain (loss) from investments (3,404) 17 28 - Net change in unrealized appreciation (depreciation) on investments 4,158 925 (1,570) 651 Net realized and unrealized gain (loss) on investments 754 942 (1,542) 651 Net increase in net assets resulting from operations 3,497$ 3,835$ 557$ 2,051$ Net investment income per share (1) 0.28$ 0.30$ 0.22$ 0.15$ Adjusted net investment income per share (1)(2) 0.33$ 0.30$ 0.22$ 0.15$ Net realized and unrealized gain (loss) on investments, per share (1) 0.08$ 0.10$ (0.16)$ 0.07$ Net increase in net assets resulting from operations per share (1) 0.36$ 0.40$ 0.06$ 0.21$ Distributions declared per share (1) 0.34$ 0.34$ 0.34$ 0.34$ 1) Based on weighted average shares outstanding for the respective period 2) Non-GAAP measure. Reconciliation on page 18. Three Months Ended

Non-GAAP Financial Measure – Adjusted Net Investment Income

On a supplemental basis, we disclose Adjusted NII (including on a per share basis), which is a financial measure calculated and presented on a basis of methodology other than in accordance with generally accepted accounting principles of the United States of America ("non-GAAP"). Adjusted NII represents net investment income, (1) excluding write-offs of deferred financing closing costs associated with our permanent reductions of the OFS Capital WM Credit Facility, and (2) adding back the amount of net investment income incentive fee expenses associated with the write-offs that we would have incurred had the write-offs not occurred. Management believes that providing Adjusted NII may facilitate a more complete analysis and greater transparency into OFS Capital's ongoing operations, particularly in comparing underlying results from period to period, and afford investors a view of results that may be more easily compared to those of other companies.

The following table provides a reconciliation from net investment income (the most comparable GAAP measure) to Adjusted NII for the periods presented:

	Quarter Ended December 31,		Year Ended December 31,	
	2014	2013	2014	2013
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
	(Dollar amounts in thousands, except per share data)			
Net investment income	$ 2,743	$ 1,382	$ 9,135	$ 5,718
Write-off of deferred financing closing costs	665	-	665	299
Incentive fee	(265)	-	(265)	-
Write-off of deferred financing closing costs, net	400	-	400	299
Adjusted net investment income	$ 3,143	$ 1,382	$ 9,535	$ 6,017
Adjusted net investment income per common share:				
Basic and diluted	$ 0.33	$ 0.14	$ 0.99	$ 0.63
Weighted average shares outstanding:				
Basic and diluted	9,638,200	9,628,881	9,634,471	9,619,723

Adjusted NII may not be comparable to similar measures presented by other companies, as it is a non-GAAP financial measure that is not based on a comprehensive set of accounting rules or principles and therefore may be defined differently by other companies. In addition, Adjusted NII should be considered in addition to, not as a substitute for, or superior to, financial measures determined in accordance with GAAP.

18

OFS Capital

19 Consolidated Balance Sheets 19 ($ in thousands) 12/31/14 9/30/14 6/30/14 3/31/14 12/31/13 (audited) (unaudited) (unaudited) (unaudited) (audited) Investments, at fair value 312,234$ 266,179$ 230,723$ 228,002$ 237,919$ Cash and cash equivalents 12,447 14,288 21,393 36,999 28,569 Deferred financing closing costs, net 4,972 4,258 2,741 2,893 3,043 Other assets 11,823 4,386 4,847 4,713 9,556 Total assets 341,476$ 289,111$ 259,704$ 272,607$ 279,087$ SBA debentures 127,295$ 61,375$ 26,000$ 26,000$ 26,000$ Revolving line of credit 72,612 84,763 92,389 103,459 108,955 Other liabilities 4,098 5,872 4,799 3,959 3,754 Total liabilities 204,005 152,010 123,188 133,418 138,709 Net assets 137,471 137,101 136,516 139,189 140,378 Total liabilities and net assets 341,476$ 289,111$ 259,704$ 272,607$ 279,087$

20 Debt Summary, 2014 Year - End 20 ($ in millions) Capacity Drawn Maturity Fixed/Variable Rate Revolving Line of Credit (1) $100.0 $72.6 Dec-18 L+250 2.8% SBA debentures $150.0 $14.0 Sep-22 Fixed 3.1% $7.0 Sep-23 Fixed 4.5% $5.0 Mar-24 Fixed 4.0% $4.1 Sep-24 Fixed 3.8% $31.3 Sep-24 Fixed 3.4% $65.9 Mar-25 Fixed 0.9% (2) Sub-total $127.3 Total $250.0 $199.9 Weighted Avg. 2.4% Liquidity Cash $12.4 Revolving Line of Credit (1) $9.4 SBIC debentures $22.6 Total $44.4 Note 1) Subject to borrowing base test; voluntarily reduced capacity to $75 million in March 2015. 2) Represents $66 million in SBA debentures that had not yet pooled; these debentures pooled in March 2015 at approximately 3%.

21 OFS Capital Corporation (NASDAQ: OFS) April 2015 21